Exhibit 23.1



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use of our report dated February 25, 2000 included in this Form 10-K into the Hybridon, Inc.'s previously filed Registration Statement File No.'s 33-3896, 33-3898, 33-3900 and 33-3902.




                                                         /s/ Arthur Andersen LLP

Boston, Massachusetts
March 30, 2000